UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 24, 2014

OCEAN ELECTRIC INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52775	20-4076559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

112 North Curry Street, Carson City, Nevada	89703
(Address of principal executive offices)	(Zip Code)

775-321-8216

Registrant’s telephone number including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events

On March 24, 2014, Ocean Electric Inc., a Nevada corporation (the “Company”), received a Notification from the Spanish Patent and Trademark Office (the “Patent Office”) stating that the Patent Office has examined the Company’s international patent application PCT/ES2013/070911 “Power Plant for the Generation of Electrical Energy from Waves,” in respect to a power plant that converts wave actions into electricity.  The Patent Office will process such application.

Item 9.01 — Financial Statements and Exhibits

The following is filed as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description of Document

99.1	Press Release, dated March 28, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 28, 2014

OCEAN ELECTRIC, INC.

By:	/s/ Ricardo Prats
Name: Ricardo Prats
Title: President